PSYOP

INVESTOR PRESENTATION / SEPTEMBER 2008

PLAY VIDEO ▶

VIDEO CAN BE SEEN AT:
www.psyop.tv/press/presentation

SLIDE SHOW PRESENTATION

The attached slide show was filed with the Securities and Exchange Commission as part of a current report on Form 8-K by Fortissimo Acquisition Corp. ("Fortissimo") on September 15, 2008. Fortissimo is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Fortissimo's securities, regarding its proposed business combination with Psyop, Inc. ("Psyop") and its affiliated company, Psyop Services, LLC, as described in the current reports on Form 8-K filed on January 15, 2008, May 13, 2008, July 18, 2008, August 1, 2008, and September 9, 2008. The attached slideshow as well as the current reports may be distributed to attendees of these presentations.

EarlyBirdCapital, Inc., representative of the underwriters of Fortissimo's initial public offering consummated in October 2006, is assisting Fortissimo in these efforts without charge, other than the reimbursement of its out-of-pocket expenses. Fortissimo, EarlyBirdCapital, Inc. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Fortissimo stockholders to be held to approve the business combination.

Stockholders of Fortissimo and other interested persons are advised to read Fortissimo's definitive Proxy Statement, dated August,12 2008 and the Proxy Statement Supplement dated September 11, 2008 in connection with Fortissimo's solicitation of proxies for the meeting of stockholders of Fortissimo scheduled to be held on September 24, 2008 because these documents contain important information about Fortissimo, Psyop and the proposed business combination. Such persons can also read Fortissimo's final Prospectus, dated October 11, 2006, for a description of the security holding of Fortissimo's officers and directors and their respective interests in the successful consummation of this business combination. The definitive Proxy Statement and the Proxy Statement Supplement have been mailed to stockholders as of a record date established for voting on the business combination. Stockholders will also be able to obtain a copy of the definitive Proxy Statement and the Proxy Statement Supplement, without charge, by directing a request to : Fortissimo Acquisition Corp., 14 Hamelacha Street, Park Afek, Rosh Ha'ayin Israel 48091. The definitive Proxy Statement and the Proxy Statement Supplement can also be obtained without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements about Fortissimo, Psyop and their combined business after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are based upon the current beliefs and expectations of Fortissimo's and Psyop's management, and are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Several factors could cause actual results to differ from those set forth in the forward-looking statements including certain risk factors detailed in Fortissimo's filings with the Securities and Exchange Commission, including the definitive Proxy Statement and Proxy Statement Supplement relating to the proposed acquisition of Psyop, as well as Fortissimo's reports on Form 10-KSB and Form 10-Q, each of which is available at http://www.sec.gov. The information contained in this presentation, as well as any oral statements made relating to the information contained in this presentation, should be understood in light of such risks.

PSYOP VALUE PROPOSITION

- **Award winning leader** in high-end, design & animation-based content creation catering to the advertising and marketing industry
- Addressing a **growing market** niche of entertaining, narrative-driven messages
- Masters of cutting-edge digital applications with proven ability to **manage projects creatively and logistically** from inception to completion
- **Proven record** of creating compelling ads that win the repeat business of some of the world's biggest brands

PSYOP IS WELL POSITIONED TO TAKE ADVANTAGE OF THE NEW MEDIA LANDSCAPE

ADVERTISING AND MARKETING CHALLENGE

- Media Overload
- Fragmentation
- Consumer Control
- New Media
- Messages need to be more relevant and accurately targeted

PSYOP CONTENT

- Stands Out
- Entertains
- Captivates
- Design with Meaning
- Strongly Branded
- Media Neutral

THREE BUSINESS SEGMENTS

		Fiscal 2007 % of Revenue (rounded)
PSYOP	Design-led full service, high-end 2D/3D content creation for the advertising market	70%
MASSMARKET	Visual effects catering to agencies and production companies	20%
BLACKLIST	Partner channel for mid-range advertising content. Blacklist gets 20% for branding and project management	10%

HIRED TO HELP BUILD SOME OF THE WORLD'S BIGGEST BRANDS

SELECTED BRANDS

BUSINESS FROM BLUE CHIP ADVERTISING AGENCIES

REVENUES FROM SELECTED AGENCIES FISCAL YEAR 2007 / $ MILLION

AGENCY	PROJECTS	REVENUE 2007
WIEDEN + KENNEDY	Coca-Cola, NBA, EA Games, Partnership for Drug Free America	5.0
BBDO	Bank of America, Aquafina, Mountain Dew, Ebay, GE, Pepsi, Sierra Mist, Target, Mercedes-Benz, Guinness, Campbell's	3.9
JWT	HSBC, Adidas, Caress, L.L.Bean	3.8
DDB	Safeway	2.8
Ogilvy	Fanta	1.8
TBWA	Infiniti, Martel, Starburst	1.8
LOWE WORLDWIDE	Unilever, GMC, XM Radio	0.8

RECOGNIZED AS AN INDUSTRY LEADER

SELECTED AWARDS

2001	2002	2003	2004	2005	2006	2007
D&AD	promaxbda	promaxbda	AICP	promaxbda	AICP	promaxbda
		AICP	CLIO	AICP		AICP
			I.D.			D&AD
						DESIGN LIFE NOW National Design Triennial 2006
						CLIO
						CANNES LIONS LIVE
						I.D.
						THE ONE CLUB
						ADC The Art Directors Club
						PRIMETIME EMMYS
						2007 INTERNATIONAL ANDY AWARDS

RECOGNIZED AS AN INDUSTRY LEADER
SELECTED AWARDS

2001 | 2002 | 2003 | 2004 | 2005 | 2006 | **2007**

"An unequaled celebration of the creative value of commercial filmmaking and a dynamic presentation of art in the service of commerce." Work enters the Museum of Modern Art as the best of the year.

"Brings together the experimental designs and emerging ideas at the center of American culture from 2003 to 2006".

The world's most coveted advertising awards

Since 1954, recognizing the best in design

Recognizing excellence within various areas of the television industry (Nomination)

DESIGN LIFE NOW

CANNES LIONS LIVE

I.D.

PRIMETIME EMMYS

PSYOP GROWTH PLAN
LEVERAGING THE PSYOP BRAND

- Capitalize on new media expansion;
  Explosion of content requirements and increasing need for quality
  - Continued use of TV
  - On-line, cinema, mobile devices, out of home screens
  - Branded content & entertainment
  - Video games
- Attracting and retaining top talent
- Expanding sales effort
- Geographic expansion
- Technology investment
- Fragmented market – M&A opportunities

SEASONED MULTI-DISCIPLINED LEADERSHIP TEAM

	ROLE	PREVIOUS EXPERIENCE	EXPERTISE	JOINED
JUSTIN BOOTH-CLIBBORN	CHIEF EXECUTIVE OFFICER	Method, Spontaneous, Agencies	Production, Strategy	2001
THOMAS BOYLE	CHIEF FINANCIAL OFFICER	PwC, MDC, DoubleClick, Symbol	Finance	2008
EBEN MEARS	PRESIDENT, CREATIVE DIRECTOR	MTV, USA Networks	2D, Technology	Founder
MARCO SPIER	CREATIVE DIRECTOR	MTV	3D	Founder
MARIE HYON	CREATIVE DIRECTOR	Nickelodeon	Art, Design	Founder
KYLIE MATULICK	CREATIVE DIRECTOR	Concept Amenities, Lee Hunt	Art, Design	Founder
TODD MUELLER	CREATIVE DIRECTOR	MTV, Sci-Fi Network	Art, Design, Branding	Founder
JUSTIN LANE	MASSMARKET EP	Method, Black Logic	Production, Sales	2004
CHRIS STAVES	MASSMARKET CD	Method, 525	Composite	2004
ADINA SALES	BLACKLIST EP	Y&R, Merkley+Partners	Production, Sales	2006

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS
2005-2007 ($M)

	Year Ended Dec 31, 2005	Year Ended Dec 31, 2006	Year Ended Dec 31, 2007 (Restated)
Revenues	$10.7	$15.8	$25.3
Growth %	*21%*	*47%*	*60%*
Gross Profit	$2.6	$3.5	$4.8
Operating Income	$0.0	$-0.3	$1.0
EBITDA (Pro-forma)	$1.3	$1.4	$2.1

FINANCIAL HIGHLIGHTS

2007-2008 ($M)

	Quarter Ended Mar 31, 2007 (Unaudited)	Quarter Ended Mar 31, 2008 (Unaudited)	Quarter Ended June 30, 2007 (Unaudited)	Quarter Ended June 30, 2008 (Unaudited)	Six Months Ended June 30, 2007 (Unaudited)	Six Months Ended June 30, 2008 (Unaudited)
Revenues	$7.4	$7.1	$6.1	$8.8	$13.5	$15.9
Gross Profit	$3.2	$1.4	$1.1	$1.6	$4.3	$3.1
Operating Income	$2.4	$0.2	$0.3	$0.1	$2.7	$0.3
EBITDA (Pro-forma)	$2.6	$0.6	$0.4	$0.5	$3.0	$1.1

GAAP INCOME STATEMENT:

2005–2008 ($)	Year Ended Dec 31, 2005	Year Ended Dec 31, 2006	Year Ended Dec 31, 2007 (Restated)	Six Months Ended June 30, 2007	Six Months Ended June 30, 2008
Revenue	10,738,824	15,828,334	25,299,589	13,469,713	15,923,558
Revenue Growth	21.0%	47.4%	59.8%	N/A	18.0%
Cost of Sales	8,107,719	12,325,656	20,494,903	9,190,960	12,830,606
Gross Profit	2,631,105	3,502,678	4,804,686	4,278,753	3,092,952
SG&A	2,622,434	3,823,980	3,837,627	1,550,760	2,835,955
Operating Income (Loss)	8,671	(321,302)	967,059	2,727,993	256,997
Other Expense, net	(88,891)	(64,265)	(39,897)	(9,697)	(66,623)
Income Tax (Expense) Benefit	33,148	77,782	(395,197)	(1,162,269)	(84,420)
Net Income (Loss)	(47,072)	(307,785)	531,965	1,556,027	105,954

EBITDA RECONCILIATION TO GAAP INCOME STATEMENT:

2005–2008 ($)	Year Ended Dec 31, 2005	Year Ended Dec 31, 2006	Year Ended Dec 31, 2007 (Restated)	Six Months Ended June 30, 2007	Six Months Ended June 30, 2008
Net Income (Loss)	(47,072)	(307,785)	531,965	1,556,027	105,954
Interest Expense, Net	96,591	76,584	39,897	9,697	66,623
Depreciation and Amortization	339,238	460,636	729,713	277,900	485,704
Income Tax Expense (Benefit)	(33,148)	(77,782)	395,197	1,162,269	84,420
EBITDA	355,609	151,653	1,696,772	3,005,893	742,701
Reconciliation to Pro-Forma EBITDA					
Payment to Shareholders	900,000	1,200,000	--	--	--
Fortissimo Deal Expenses	--	--	440,018	--	219,629
CFO Hire / Severance	--	--	--	--	99,524
Pro-Forma EBITDA	1,255,609	1,351,653	2,136,790	3,005,893	1,061,854

QUARTERLY GAAP INCOME STATEMENT:

	Quarter Ended Mar 31, 2007 (Unaudited)	Quarter Ended Mar 31, 2008 (Unaudited)	Quarter Ended June 30, 2007 (Unaudited)	Quarter Ended June 30, 2008 (Unaudited)
Revenue	7,408,362	7,111,410	6,061,351	8,812,148
Cost of Sales	4,219,165	5,662,008	4,971,795	7,168,598
Gross Profit	3,189,197	1,449,402	1,089,556	1,643,550
SG&A	775,731	1,274,848	775,029	1,561,107
Operating Income	2,413,466	174,554	314,527	82,443
Other Income (Expense),Net	(11,413)	(24,697)	1,716	(41,926)
Income Tax Expense	(1,068,608)	(70,181)	(93,661)	(14,239)
Net Income	1,333,445	79,676	222,582	26,278

EBITDA RECONCILIATION TO GAAP INCOME STATEMENT:

	Quarter Ended Mar 31, 2007 (Unaudited)	Quarter Ended Mar 31, 2008 (Unaudited)	Quarter Ended June 30, 2007 (Unaudited)	Quarter Ended June 30, 2008 (Unaudited)
Net Income	1,333,445	79,676	222,582	26,278
Interest Expense (Benefit),Net	11,413	24,697	(1,716)	41,926
Depreciation and Amortization	146,348	214,722	131,552	270,982
Income Tax Expense	1,068,608	70,181	93,661	14,239
EBITDA	2,559,814	389,276	446,079	353,425
Reconciliation to Pro-Forma EBITDA				
Deal Expenses	--	163,486	--	56,143
CFO Hire / Severance	--	51,922	--	47,602
Pro-Forma EBITDA	2,559,814	604,684	446,079	457,170

MONTHLY BOOKINGS 2008

($ Millions)



2.8
2.5
4.3
1.3
1.0
2.7
3.2
4.1
January
February
March
April
May
June
July
August

THE TRANSACTION

- Fortissimo SPAC is acquiring Psyop Inc.
  - Merger agreement signed January 2008
    - Amended in May 2008 and August 2008 to, among other things, convert an up-front cash payment of $6 million to a contingent earn-out payment.
    - Transaction Expected to Close September 2008 or shortly thereafter

- Terms of Transaction
  - Acquisition cost of $23.9 million at closing
  - $19.8 million in FSMO shares and $4.1 million in cash

THE TRANSACTION
(CONTINUED)

- Performance cash bonus:
  - $2.7 to $3.0 million for meeting 90% to 100% 2008 EBITDA target
  - $2.7 to $3.0 million for meeting 90% to 100% 2009 EBITDA target

- Additional earn-out of $11 million (2/3 equity, 1/3 cash) for achieving 2008/09/10 revenues and EBITDA targets

YEAR	REVENUES ($M)	EBITDA* ($M)	THRESHOLD RANGE
2008	$31.0	$4.7	90%-125%
2009	$48.0	$7.0	85%-125%
2010	$59.0	$10.0	85%-125%

- Up to $10 million in equity/cash in the event that public warrants are exercised

* Adjusted EBITDA for 2008 is adjusted to exclude up to $1.45 million of costs associated with (i) the closing of the business combination and being a public company, (ii) opening of LA office and (iii) new business initiatives.

KEY TAKEAWAYS

- Digital media explosion and internationally expanding market
- Well-positioned within a fragmented industry
- Mastery of advanced digital applications and award winning creative concepts
- World-class client base garnering repeat business
- Continued sustainable growth

Proposed Transaction with STINK

- Several opportunities in this fragmented market
- Fortissimo entered into a non-binding letter of intent with a European based company called STINK . Fortissimo believes there are many synergies and opportunities some of which are listed below.
  - Psyop has worked closely with STINK during the past two years on international sales and on large European and Asian productions
  - Psyop's brand is strong in the US, STINK's brand is strong in Europe and Asia
  - Psyop focuses on design based projects mostly with animation and special effects. STINK focuses primarily on live action based production
  - Opportunities to combine overhead, sales and marketing, feed each other's business, and to capitalize on the growing need for mixed media and multi platform marketing solutions and content

About STINK

- International production company in the advertising and film industry, working primarily on live action based productions
- Like Psyop, STINK focuses on and has a reputation for creative quality – received many industry awards
- Based in the UK, offices in Paris and Berlin, sales in Japan, China and Asia
- Established 1998, significant growth thereafter
- Flexible business model – few employees, almost all of the work is out-sourced - low overhead

Proposed Compensation to STINK Shareholders

- 4,538,863 shares of Common Stock
- $5.9 million in cash (to up to $6.7m, inclusive of debt)
- Joint performance based bonus mechanism (cancellation of the current performance mechanism for Psyop shareholders):

	2009	2010	2011
	$ millions		
Revenue milestone	120	156	203
Bonus	*2*	*2*	*2*
EBITDA milestone	11.5	14.4	18
Bonus	*6.5*	*6.5*	*6.5*

- All bonuses estimated to be split 1.4:1 between STINK and Psyop shareholders
- Up to $15 million of the proceeds from exercise/redemption of warrants to be distributed to STINK and Psyop shareholders (estimated 1.4:1), plus 500K shares if warrants are called prior to redemption

Summary Financial Data for Stink LTD. (unaudited)

	For the Years Ended December 31,			For the Six Months Ended June 30,	
	2005	2006	2007	2007	2008
	(US $ in thousands)				
Revenue	$36,085	$30,963	$53,760	$28,063	$29,090
EBITDA	1,404	350	698	598	901
Adjusted EBITDA*	2,911	1,498	2,684	1,572	2,079
Net Income	973	181	227	325	570
Adjusted Net Income*	2,480	1,329	2,213	1,299	1,748

* Eliminates certain payments to shareholders , which will not occur post-merger. These payments totaled $1,507, $1,148, and $1,986 for the years ended December 31, 2005, 2006, and 2007, respectively, and $974 and $1,178 for the six months ended June 30, 2007 and 2008, respectively.

Note: STINK Financial Information was obtained from the Proxy Statement Supplement filed on September 11, 2008 by Fortissimo Acquisition Corp.


unless its done
really well, and then it's
art.
FREE TOY!
DAZZLE
PERSU
ADECHA
NGEINF
LUENCE